Exhibit 99.1

The ODP Corporation Provides Leadership Update

Gerry Smith to Return from Temporary Medical Leave and Resume CEO Role on February 1

David Szymanski, Long-Time Member of ODP’s Board of Directors,

to Retire from the Board on February 13

BOCA RATON, Fla., Jan. 29, 2024 — The ODP Corporation (“ODP” or the “Company”) (NASDAQ:ODP), a leading provider of business services, products and digital workplace technology solutions to businesses and consumers, today announced that, following his temporary medical leave, Mr. Gerry Smith will resume his position as Chief Executive Officer (“CEO”), effective February 1, 2024. Upon Mr. Smith’s return, Mr. Joseph S. Vassalluzzo, who had been appointed by the Company’s Board of Directors to assume Mr. Smith’s authority and responsibilities during his medical leave, will return to his sole role as independent non-executive Chairman of the Board.

Mr. Smith said, “I would like to thank everyone for the support they showed during my leave, and especially to Joe for stepping in and leading the Company during my absence. I am very excited about returning to the helm, and eager to continue driving our corporate transformation and maximizing value for our stakeholders.”

In addition, Dr. David Szymanski, a member of ODP’s Board of Directors, notified the Company of his intention to retire from the Board, with his resignation effective February 13, 2024. Dr. Szymanski has served as a director of the Company and its predecessor, OfficeMax Incorporated, since 2004.

Mr. Vassalluzzo said, “On behalf of the Board and the Company, I would like to thank David for his long, dedicated service to ODP. He has been a valued member of the Board with his extensive retail experience, and as he retires from the Board, we wish him well in his future pursuits.”

Dr. Szymanski said, “It has been a pleasure for me to serve on ODP’s Board over the last decade. With the Company well positioned for future growth, and supported by an exceptional leadership team, I feel that now is the right time for me to step aside and provide others with the opportunity to participate and contribute to this great company as it moves forward.”

About The ODP Corporation

The ODP Corporation (NASDAQ:ODP) is a leading provider of products, services, and technology solutions through an integrated business-to-business (B2B) distribution platform and omni-channel presence, which includes supply chain and distribution operations, dedicated sales professionals, a B2B digital procurement solution, online presence, and a network of Office Depot and OfficeMax retail stores. Through its operating companies ODP Business Solutions, LLC; Office Depot, LLC; Veyer, LLC; and Varis, Inc, The ODP Corporation empowers every business, professional, and consumer to achieve more every day. For more information, visit theodpcorp.com.

ODP and ODP Business Solutions are trademarks of ODP Business Solutions, LLC. Office Depot is a trademark of The Office Club, LLC. OfficeMax is a trademark of OMX, Inc. Veyer is a trademark of Veyer, LLC. Varis is a trademark of Varis, Inc. Grand&Toy is a trademark of Grand & Toy, LLC in Canada. ©2023 Office Depot, LLC. All rights reserved. Any other product or company names mentioned herein are the trademarks of their respective owners.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations, cash flow or financial condition, the potential impacts on our business due to the unknown severity and duration of the COVID-19 pandemic, or state other information relating to, among other things, the Company, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “expectations”, “outlook,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the Company’s control. There can be no assurances that the Company will realize these expectations or that these beliefs will prove correct, and therefore investors and stakeholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, highly competitive office products market and failure to differentiate the Company from other office supply resellers or respond to decline in general office supplies sales or to shifting consumer demands; competitive pressures on the Company’s sales and pricing; the risk that the Company is unable to transform the business into a service-driven, B2B platform that such a strategy will not result in the benefits anticipated; the risk that the Company will not be able to achieve the expected benefits of its strategic plans, including its strategic shift to maintain all of its businesses under common ownership; the risk that the Company may not be able to realize the anticipated benefits of acquisitions due to unforeseen liabilities, future capital expenditures, expenses, indebtedness and the unanticipated loss of key customers or the inability to achieve expected revenues, synergies, cost savings or financial performance; the risk that the Company is unable to successfully maintain a relevant omni-channel experience for its customers; the risk that the Company is unable to execute the Maximize B2B Restructuring Plan successfully or that such plan will not result in the benefits anticipated; failure to effectively manage the Company’s real estate portfolio; loss of business with government entities, purchasing consortiums, and sole-or limited-source distribution arrangements; failure to attract and retain qualified personnel, including employees in stores, service centers, distribution centers, field and corporate offices and executive management, and the inability to keep supply of skills and resources in balance with customer demand; failure to execute effective advertising efforts and maintain the Company’s reputation and brand at a high level; disruptions in computer systems, including delivery of technology services; breach of information technology systems affecting reputation, business partner and customer relationships and operations and resulting in high costs and lost revenue; unanticipated downturns in business relationships with customers or terms with the suppliers, third-party vendors and business partners; disruption of global sourcing activities, evolving foreign trade policy (including tariffs imposed on certain foreign made goods); exclusive Office Depot branded products are subject to additional product, supply chain and legal risks; product safety and quality concerns of manufacturers’ branded products and services and Office Depot private branded products; covenants in the credit facility; general disruption in the credit markets; incurrence of significant impairment charges; retained responsibility for liabilities of acquired companies; fluctuation in quarterly operating results due to seasonality of the Company’s business; changes in tax laws in jurisdictions where the Company operates; increases in wage and benefit costs and changes in labor regulations; changes in the regulatory environment, legal compliance risks and violations of the U.S. Foreign Corrupt Practices Act and other worldwide anti-bribery laws; volatility in the Company’s common stock price; changes in or the elimination of the payment of cash dividends on Company common stock; macroeconomic conditions such as higher interest rates and future declines in business or consumer spending; increases in fuel and other commodity prices and the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; catastrophic events, including the impact of weather events on the Company’s business; the discouragement of lawsuits by shareholders against the Company and its directors and officers as a result of the exclusive forum selection of the Court of Chancery, the federal district court for the District of Delaware or other Delaware state courts by the Company as the sole and exclusive forum for such lawsuits; and the impact of the COVID-19 pandemic on the Company’s business. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. The Company does not assume any obligation to update or revise any forward-looking statements.

Contact

Tim Perrott

Investor Relations

561-438-4629

Tim.Perrott@theodpcorp.com